Semiannual Report - Financial Statements

T. Rowe Price

Tax-Free
High Yield Fund

August 31, 1998

Portfolio Highlights
--------------------------------------------------------------------------------

SECTOR DIVERSIFICATION

                                              Percent of          Percent of
                                              Net Assets          Net Assets
                                                 2/28/98             8/31/98
--------------------------------------------------------------------------------

Hospital Revenue                                      15%                 15%

Industrial and Pollution Control Revenue              12                  12

Nuclear Revenue                                       10                  10

General Obligation - Local                             8                   9

Life Care/Nursing Home Revenue                         8                   8

Housing Finance Revenue                               10                   8

Prerefunded Bonds                                      8                   6

Ground Transportation Revenue                          5                   6

Lease Revenue                                          5                   4

Dedicated Tax Revenue                                  4                   4

Electric Revenue                                       2                   3

General Obligation - State                             3                   3

Miscellaneous Revenue                                  2                   3

Solid Waste Revenue                                    4                   3

Escrowed to Maturity                                   2                   2

All Others                                             2                   3

Other Assets Less Liabilities                         --                   1

--------------------------------------------------------------------------------

Total                                                100%                100%


T. Rowe Price Tax-Free High Yield Fund
--------------------------------------------------------------------------------
Unaudited

                                 For a share outstanding throughout each period
Financial Highlights
--------------------------------------------------------------------------------

                    6 Months      Year
                       Ended     Ended
                     8/31/98   2/28/98   2/28/97   2/29/96   2/28/95   2/28/94

NET ASSET VALUE

Beginning of period  $ 12.66   $ 12.12   $ 12.10   $ 11.62   $ 12.26   $ 12.33

Investment activities
  Net investment
  income                0.34      0.69      0.70      0.72      0.73      0.74
  Net realized and
  unrealized gain
  (loss)                0.06      0.54      0.02      0.48     (0.60)     0.16

  Total from
  investment
  activities            0.40      1.23      0.72      1.20      0.13      0.90

Distributions
  Net investment
  income               (0.34)    (0.69)    (0.70)    (0.72)    (0.73)    (0.74)
  Net realized
  gain                  --        --        --        --       (0.04)    (0.23)

  Total distributions  (0.34)    (0.69)    (0.70)    (0.72)    (0.77)    (0.97)

NET ASSET VALUE

End of period        $ 12.72   $ 12.66   $ 12.12   $ 12.10   $ 11.62   $ 12.26
                     ---------------------------------------------------------

Ratios/Supplemental Data

Total return(C)         3.18%    10.42%     6.22%    10.62%     1.26%     7.49%

Ratio of expenses to
average net assets      0.72%!    0.72%     0.74%     0.75%     0.79%     0.79%

Ratio of net
investment
income to average
net assets              5.32%!    5.59%     5.86%     6.07%     6.29%     5.95%

Portfolio
turnover rate           17.7%     24.4%     37.0%     39.3%     59.6%     59.3%

Net assets,
end of period
(in millions)        $ 1,320   $ 1,242   $ 1,053   $   990   $   874   $   941

(C) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
!    Annualized.

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Tax-Free High Yield Fund
--------------------------------------------------------------------------------
Unaudited                                                      August 31, 1998

Statement of Net Assets
                                                   Par                 Value
--------------------------------------------------------------------------------
                                                          In thousands

ALABAMA  3.3%

Alabama Docks Dept., Docks Fac.
  5.50%, 10/1/22 (MBIA Insured)           $      3,000            $    3,142

Alexander Special Care Fac.
  Fin. Auth., Russell Hosp.
  6.00%, 12/1/22                                 3,250                 3,392

Baldwin County,
  Eastern Shore Health Care Auth.
  Thomas Hosp.
  5.75%, 4/1/27                                  2,500                 2,537

  6.75%, 4/1/21                                  1,900                 2,081

  8.50%, 4/1/16 (Prerefunded 4/1/01!)            4,000                 4,520

Courtland IDB, Solid Waste Disposal,
  Champion Int'l.
  5.90%, 2/1/17                                  8,000                 8,403

Marshall County Health Care Auth.
  Guntersville-Arab Medical Center
  7.00%, 10/1/13                                 2,100                 2,278

  10.25%, 10/1/13                                6,295                 6,513

Mobile, GO
  Capital Improvement Warrants
  Zero Coupon, 8/15/18 (MBIA Insured)            4,550                 1,311

  Zero Coupon, 8/15/19 (MBIA Insured)            4,675                 1,255

  Zero Coupon, 8/15/20 (MBIA Insured)            4,810                 1,204

Mobile Airport Auth.,
  8.875%, 10/1/15 *                              1,903                 2,080

Special Care Facilities, BMC Montgomery
  5.25%, 5/1/20 (AMBAC Insured)                  2,000                 2,003

Shelby County, GO
  7.40%, 8/1/07                                  2,000                 2,218

  7.70%, 8/1/17                                  1,000                 1,113

Total Alabama (Cost $39,431)                                          44,050


ALASKA  1.3%

Alaska Housing Fin.,
  5.875%, 12/1/24 (MBIA Insured)                 5,000                 5,260

Alaska Industrial Dev. and Export Auth.
  Upper Lynn Canal Regional Power
  5.875%, 1/1/32 *                               1,600                 1,621

Valdez Marine Terminal,
  British Petroleum Pipeline
  5.50%, 10/1/28                                10,000                10,181

Total Alaska (Cost $15,999)                                           17,062


ARIZONA  0.2%

Tempe IDA, Friendship Village of Tempe,
  6.75%, 12/1/13                          $      1,950            $    2,049

Total Arizona (Cost $1,861)                                            2,049


ARKANSAS  0.2%

Independence County, PCR,
  Mississippi Power and Light
  7.625%, 7/1/12                                 3,000                 3,075

Total Arkansas (Cost $3,000)                                           3,075


CALIFORNIA  4.2%

California HFA,
  Kaiser Permanente, 5.40%, 5/1/28               5,000                 5,095

California HFFA,
  Daughters of Charity Health Systems
  St. Francis Medical Center
  5.75%, 10/1/23 (Escrowed to Maturity)          6,515                 6,829

Foothill / Eastern Transportation Corridor Agency
  California Toll Road
  Zero Coupon, 1/1/15                            2,500                 1,081


  Zero Coupon, 1/1/17                           12,265                 4,760

  Zero Coupon, 1/1/19                           10,000                 3,486

  Zero Coupon, 1/1/25                            8,000                 2,018

  Zero Coupon, 1/1/26                           17,500                 4,189

  Zero Coupon, 1/1/28                           10,000                 2,156

  Zero Coupon, 1/1/30                           25,000                 4,854

Fresno Joint Powers Fin. Auth.,
  6.55%, 9/2/12                                  3,000                 3,288

Inglewood Redev. Agency,
  Century Redev., 6.125%, 7/1/23                 3,440                 3,627

Los Angeles County, GO,
  Marina del Rey, COP
  6.50%, 7/1/08                                  3,250                 3,538

Los Angeles County Public
  Works Fin. Auth.
  Rowland Heights, 5.50%, 10/1/18
  (FSA Insured)                                  2,750                 2,996

Riverside County Asset Leasing,
  Riverside Hosp.
  Zero Coupon, 6/1/21 (MBIA Insured)             9,000                 2,887

San Jose Redev. Agency, Tax Allocation
  5.25%, 8/1/16 (MBIA Insured)                   4,000                 4,086

Total California (Cost $44,666)                                       54,890


COLORADO  1.8%

Colorado Housing Fin. Auth.
  8.65%, 8/1/03                           $        550            $      578

  8.70%, 11/1/04 *                               1,155                 1,217

  9.00%, 8/1/03                                    565                   589

  9.40%, 8/1/03 *                                  355                   373

  9.60%, 8/1/01 *                                  210                   219

Denver City and County,
  Airport System, United Air Lines
  6.875%, 10/1/32 *                             11,000                11,945

E-470 Public Highway Auth.
  Zero Coupon, 9/1/13 (MBIA Insured)            10,000                 4,866

El Paso County, GO,
  School Dist. No. 20, 6.35%, 12/15/06           3,000                 3,427

Total Colorado (Cost $20,581)                                         23,214


CONNECTICUT  0.7%

Connecticut Dev. Auth.,
  Mystic Marinelife Aquarium
  7.00%, 12/1/27                                 1,700                 1,834

Connecticut Housing Fin. Auth.,
  Mortgage Fin.
  5.85%, 11/15/28 *                              3,000                 3,138

Mashantucket Western Pequot Tribe,
  5.75%, 9/1/27                                  4,000                 4,152

Total Connecticut (Cost $8,578)                                        9,124


DELAWARE  0.9%

Delaware Economic Dev. Auth.
  Delmarva Power and Light
  7.15%, 7/1/18 (FGIC Insured)                   2,500                 2,735

  Peninsula Methodist Homes
  8.50%, 5/1/22 (Prerefunded 5/1/02!)            2,500                 2,912

Delaware HFA, Beebe Medical Center,
  6.75%, 6/1/14                                  3,975                 4,388

Wilmington, Riverside Osteopathic Hosp.
  10.20%, 10/1/18 (Prerefunded 10/1/98!)         2,000                 2,051

Total Delaware (Cost $10,859)                                         12,086


DISTRICT OF COLUMBIA  1.1%

Dist. of Columbia
  American Geophysical Union,
  5.875%, 9/1/23                          $      1,750            $    1,778

  Medlantic Health Care Group
  5.75%, 8/15/26 (MBIA Insured)                  6,000                 6,398

Dist. of Columbia, GO,
  5.50%, 6/1/17 (AMBAC Insured)                  6,000                 6,251

Total District of Columbia (Cost $13,240)                             14,427


FLORIDA  3.1%

Brevard County Tourist Dev.
  Florida Marlins Spring Training Fac.
  6.875%, 3/1/13                                 1,520                 1,650

Broward County Resource Recovery
  Broward Waste Energy, L.P. North
  7.95%, 12/1/08                                 4,315                 4,627

  Broward Waste Energy, L.P. South
  7.95%, 12/1/08                                 4,380                 4,697

Charlotte County, IDR,
  Beverly Enterprises, 10.00%, 6/1/11              820                   927

Collier County IDA,
  Beverly Enterprises, 10.75%, 3/1/03            1,740                 1,981

Dade County, Guaranteed Entitlement
  Zero Coupon, 2/1/12 (MBIA Insured)            14,715                 7,463

Escambia County
  IDR, Beverly Enterprises, 9.80%, 6/1/11          435                   476

  PCR, Champion Int'l., 6.90%, 8/1/22 *          2,500                 2,784

Hernando County, IDR,
  Beverly Enterprises, 10.00%, 9/1/11              785                   895

Jacksonville HFA,
  Genesis Rehabilitation Hosp.
  VRDN (Currently 3.35%)                         5,400                 5,400

Jacksonville, IDR,
  Beverly Enterprises, 9.75%, 10/1/11            1,240                 1,327

Lee County IDA, Cypress Cove,
  6.375%, 10/1/25                                2,600                 2,722

Leon County, IDR,
  Beverly Enterprises, 9.80%, 6/1/11               430                   471

Manatee County Housing Fin. Auth.,
  Capital Appreciation
  Zero Coupon, 10/1/15                           2,793                   476

Orange County IDA,
  Beverly Enterprises, 9.25%, 8/1/10               415                   464

Santa Rosa County HFA,
  Gulf Breeze Hosp., 8.60%, 10/1/02                630                   644

St. John's County IDA,
  Vicar's Landing, 6.75%, 2/15/12                4,000                 4,274

Total Florida (Cost $38,807)                                          41,278


GEORGIA  2.9%

Athens-Clarke Residential Care Fac.,
  Wesley Woods of Athens
  6.375%, 10/1/27                         $      2,500            $    2,577

Coweta County Residential Care Fac.
  for the Elderly Auth.
  Wesley Woods of Newnan-Peachtree City
  8.25%, 10/1/26                                 3,145                 3,675

Monroe County Dev. Auth., PCR, Gulf Power
  VRDN (Currently 3.85%)                        10,500                10,500

Municipal Electric Auth. of Georgia
  5.50%, 1/1/20 (MBIA Insured)                   6,500                 7,012

  6.25%, 1/1/17                                  4,000                 4,564

Rockdale County Dev. Auth.
  Solid Waste Disposal, Visy Paper
  7.40%, 1/1/16 *                                4,270                 4,630

  7.50%, 1/1/26 *                                4,400                 4,794

Total Georgia (Cost $35,521)                                          37,752


HAWAII  0.5%

Hawaii Dept. of Budget and Fin.
  Kapiolani Health Obligated Group
  6.20%, 7/1/16                                  2,000                 2,186

  6.25%, 7/1/21                                  4,000                 4,364

Total Hawaii (Cost $6,050)                                             6,550


IDAHO  0.7%

Idaho HFA
  Single Family
  6.30%, 1/1/24 *                                5,000                 5,311

  7.80%, 1/1/23 *                                1,400                 1,470

Idaho Student Loan Marketing Assoc.,
  6.70%, 10/1/07 *                               2,500                 2,660

Total Idaho (Cost $8,895)                                              9,441


ILLINOIS  8.9%

Aurora, Dreyer Medical Clinic,
  8.75%, 7/1/14                                  4,155                 4,678

Chicago, GO
  5.125%, 1/1/16 (FGIC Insured)           $      7,685            $    7,792

  6.25%, 1/1/15 (AMBAC Insured)                  3,500                 4,087

  Chicago School Reform
  Zero Coupon, 12/1/13 (AMBAC Insured)           5,000                 2,369

  Zero Coupon, 12/1/14 (AMBAC Insured)           5,000                 2,255

Chicago Midway Airport,
  5.00%, 1/1/35 (MBIA Insured)                   4,200                 4,096

Chicago-O'Hare Int'l. Airport
  American Airlines, 7.875%, 11/1/25 *           2,500                 2,711

  United Airlines, 8.20%, 5/1/18                 1,915                 2,018

Chicago Water, 5.00%, 11/1/25
  (FGIC Insured)                                 5,000                 4,905

Illinois HFA
  Centegra Health Systems, 5.25%, 9/1/24         5,325                 5,280

  Community Hosp. of Ottawa,
  6.85%, 8/15/24                                 5,275                 5,849

  Covenant Retirement Community,
  7.60%, 12/1/12                                 2,665                 3,002

  Glen Oaks Medical Center
  7.00%, 11/15/19 (Escrowed to Maturity)         3,300                 3,774

  9.50%, 11/15/15 (Escrowed to Maturity)         2,020                 2,302

  Hinsdale Hosp.
  7.00%, 11/15/19 (Escrowed to Maturity)         5,100                 5,846

  9.00%, 11/15/15 (Escrowed to Maturity)         4,570                 5,159

  Holy Cross Hosp., 6.75%, 3/1/24                4,000                 4,393

  Loyola Univ. Health
  5.00%, 7/1/24 (MBIA Insured)                   8,000                 7,785

  Riverside Medical Center,
  5.75%, 11/15/20                                2,620                 2,726

  Victory Health Services, 5.375%, 8/15/16       3,000                 3,050

Metropolitan Pier and Exposition Auth.
  McCormick Place
  Zero Coupon, 6/15/11 (FGIC Insured)            5,000                 2,716

  Zero Coupon, 12/15/13 (MBIA Insured)           4,000                 1,891

  Zero Coupon, 6/15/22 (MBIA Insured)           13,455                 4,105

  Zero Coupon, 6/15/23 (MBIA Insured)           17,355                 5,035

  Zero Coupon, 6/15/25                          12,125                 3,180

Robbins Resource Recovery
  8.375%, 10/15/10 *                             2,000                 1,940

  8.375%, 10/15/16 *                             8,900                 8,633

Southwestern Illinois Dev. Auth.,
  Anderson Hosp.
  7.00%, 8/15/22                                 2,500                 2,713

Village of Carol Stream, DuPage County
  Windsor Park Manor
  7.00%, 12/1/13                          $      2,000            $    2,178

  7.20%, 12/1/14                                 1,200                 1,314

Total Illinois (Cost $108,216)                                       117,782


INDIANA  2.8%

Hammond, Sewage and Solid Waste Disposal
  American Maize Products,
  8.00%, 12/1/24 *                               4,000                 4,722

Indiana HFFA, Clarian Health Partners,
  5.50%, 2/15/16                                 2,800                 2,915

Indianapolis Airport Auth.
  Federal Express
  5.50%, 5/1/29 *                                5,000                 5,000

  7.10%, 1/15/17 *                              11,000                12,450

  United Air Lines, 6.50%, 11/15/31 *            5,000                 5,445

Indianapolis Gas Utility Distribution System
  5.00%, 8/15/24 (AMBAC Insured)                 5,000                 4,914

St. Joseph County Economic Dev.
  Madison Center
  5.45%, 2/15/17                                 1,150                 1,157

  5.50%, 2/15/21                                 1,000                 1,007

Total Indiana (Cost $35,470)                                          37,610


IOWA  0.9%

Iowa Finance Auth.,
  Iowa Health Systems, 5.125%, 1/1/28           10,000                 9,858

Iowa HFA, Wesley Retirement,
  6.25%, 2/1/12                                  2,400                 2,469

Total Iowa (Cost $12,107)                                             12,327


KENTUCKY  1.9%
Florence Housing Fac., Bluegrass RHF Housing
  7.625%, 5/1/27                                 2,500                 2,753

Jefferson County,
  Louisville Gas and Electric,
  7.45%, 6/15/15                                 4,250                 4,574

Jefferson County HFA,
  Beverly Enterprises, 9.75%, 8/1/07               770                   819

Kenton County Airport Board
  Delta Airlines
  6.125%, 2/1/22 *                        $      6,000            $    6,164

  7.50%, 2/1/12 *                                3,600                 3,965

  7.50%, 2/1/20 *                                5,250                 5,797

Kentucky Economic Dev. Fin. Auth.,
  Sisters of Charity of Nazareth
  VRDN (Currently 3.55%)                           700                   700

Total Kentucky (Cost $22,441)                                         24,772


LOUISIANA  3.4%

Lake Charles Harbor and Terminal Dist.,
  Panhandle Eastern
  7.75%, 8/15/22                                 5,000                 5,746

Louisiana Offshore Terminal Auth.,
  Deepwater Port
  7.60%, 9/1/10                                  4,050                 4,371

Louisiana PFA
  IDR, Beverly Enterprises, 8.25%, 9/1/08        1,215                 1,349

  Pendelton Memorial Methodist Hosp.
  5.25%, 6/1/28                                  5,780                 5,532

  5.25%, 6/1/17                                  4,515                 4,402

  St. James Place of Baton Rouge,
  10.00%, 11/1/21                                4,500                 5,102

Plaquemines Parish IDB, PCR, AMAX,
  7.25%, 10/1/09                                 1,280                 1,282

Saint Charles Parish,
  Louisiana Power and Light
  8.00%, 12/1/14                                 8,000                 8,575

West Feliciana Parish, PCR
  Gulf States Utilities
  5.80%, 12/1/15                                 4,000                 4,103

  8.00%, 12/1/24                                 4,000                 4,242

Total Louisiana (Cost $42,234)                                        44,704


MAINE  0.4%

Maine Housing Auth., Mortgage Purchase
  6.45%, 11/15/26 (AMBAC Insured) *              5,000                 5,410

Total Maine (Cost $5,000)                                              5,410


MARYLAND  3.0%

Berlin, Atlantic General Hosp.,
  8.375%, 6/1/22                                 1,885                 2,053

Gaithersburg Economic Dev.,
  Asbury Methodist, 5.50%, 1/1/15                5,000                 5,070

Maryland CDA
  Single Family
  Zero Coupon, 4/1/29 *                   $     25,695            $    2,298

  5.95%, 7/1/23                                  3,730                 3,945

  7.25%, 4/1/19                                  2,500                 2,630

Maryland HHEFA
  Doctor's Community Hosp., 5.50%, 7/1/24        3,000                 3,021

  Pooled Loan Program, VRDN
  (Currently 3.25%)                              1,700                 1,700

  Union Hosp. of Cecil County,
  6.70%, 7/1/22                                  2,725                 2,946

Maryland Ind. Dev. Fin. Auth.
  American Assoc. of Blood Banks,
  7.25%, 8/1/13                                  2,700                 2,922

  Associated Catholic Charities,
  9.00%, 1/1/10                                  1,315                 1,401

  Georgetown Bakery Management,
  9.25%, 9/1/04 *                                1,110                 1,164

Maryland-National Capital Park and
  Planning Commission
  Little Bennett Golf Fac.
  8.25%, 10/1/11 (Prerefunded 10/1/02!)          2,145                 2,528

Montgomery County Housing
  Opportunities Commission
  Multifamily, Strathmore Court at
  White Flint 8.75%, 7/1/27                      2,000                 2,140

  Single Family
  Zero Coupon, 7/1/28                           13,500                 2,648

  6.10%, 7/1/27                                  1,975                 2,107

  7.50%, 7/1/17                                    670                   703

Total Maryland (Cost $36,600)                                         39,276


MASSACHUSETTS  2.5%

Massachusetts, GO, 7.50%, 6/1/04                 2,750                 3,157

Massachusetts Bay Transportation Auth., GO
  General Transportation
  7.00%, 3/1/19                                  2,500                 3,137

  7.00%, 3/1/21                                  2,000                 2,552

Massachusetts HEFA,
  Melrose Wakefield Health Care
  6.00%, 7/1/12                                  1,650                 1,872

Massachusetts Housing Fin. Agency
  Housing Project
  6.375%, 4/1/21 (AMBAC Insured)          $      1,950            $    2,073

  Single Family, 6.35%, 6/1/17                   1,750                 1,876

Massachusetts Ind. Fin. Agency
  Bradford College, 5.625%, 11/1/28              6,000                 6,076

  Nevins Home, 7.875%, 7/1/23                    5,265                 5,838

  Ogden Haverhill, 5.40%, 12/1/11*               4,000                 4,064

Massachusetts Turnpike Auth.,
  Metropolitan Highway Systems
  Zero Coupon, 1/1/21 (MBIA Insured)             7,500                 2,489

Total Massachusetts (Cost $30,078)                                    33,134


MICHIGAN  3.1%

Dickinson County Economic Dev.,
  Champion Int'l.
  5.85%, 10/1/18                                 4,000                 4,190

Flint Hosp. Building Auth.,
  Hurley Medical Center
  5.375%, 7/1/28                                 4,135                 4,111

Garden City Hosp. Fin. Auth.
  Garden City Hosp.
  5.625%, 9/1/10                                 1,265                 1,267

  5.75%, 9/1/17                                  1,500                 1,502

Michigan HDA
  6.20%, 6/1/27 *                                2,500                 2,668

  6.50%, 12/1/17                                 3,520                 3,759

Michigan Hosp. Fin. Auth.
  Bay Medical Center, 8.25%, 7/1/12              2,000                 2,189

  Genesys Regional Medical, 5.50%, 10/1/27       3,550                 3,569

  Henry Ford Health, 5.25%, 11/15/25             6,000                 6,049

  Pontiac Osteopathic Hosp., 6.00%, 2/1/24       3,150                 3,260

  Saratoga Community Hosp., 8.75%, 6/1/10        3,617                 4,201

Michigan Strategic Fund
  Holland Home
  5.75%, 11/15/18                                1,600                 1,604

  5.75%, 11/15/28                                2,500                 2,487

Total Michigan (Cost $37,337)                                         40,856


MINNESOTA  0.2%

Minnesota Housing Fin. Agency,
  Single Family, 6.70%, 1/1/18            $      1,885            $    2,026

Total Minnesota (Cost $1,885)                                          2,026


MISSISSIPPI  1.1%

Claiborne County, PCR
  Systems Energy Resources
  7.30%, 5/1/25                                  1,100                 1,160

  9.50%, 12/1/13                                 2,000                 2,082

  9.875%, 12/1/14                                7,800                 8,129

Mississippi Home, Single Family
  9.25%, 3/1/12 (FGIC Insured)                     182                   195

Mississippi Hosp. Equipment
  and Fac. Auth., Magnolia Hosp.
  7.375%, 10/1/21                                3,000                 3,348

Total Mississippi (Cost $14,275)                                      14,914


MISSOURI  1.5%

Good Shepherd Nursing Home Dist.
  Nursing Home Facilities
  5.45%, 8/15/08                                 1,175                 1,183

  5.90%, 8/15/23                                 2,000                 2,027

Hannibal IDA, Hannibal Medical Center
  9.50%, 3/1/22 (Prerefunded 9/1/01!)            3,750                 4,471

Joplin IDA, Tri-State Osteopathic Hosp.,
  8.25%, 12/15/14                                1,125                 1,285

Lee's Summit IDA,
  John Knox Village, 7.125%, 8/15/12             1,500                 1,602

Missouri HEFA
  Bethesda Health Group, 7.50%, 8/15/12          1,250                 1,407

  Still Regional Medical Center,
  7.70%, 2/1/13                                  4,250                 4,684

Ray County, Memorial Hosp.,
  9.625%, 11/15/13                               3,200                 3,335

Total Missouri (Cost $18,160)                                         19,994


MONTANA  0.2%

Montana Board of Housing
  Sub. Lien
  7.85%, 10/1/04 (FHA Guaranteed)                  615                   657

  8.40%, 10/1/03 *                                 510                   532

Montana Board of Housing
  Sub. Lien
  8.50%, 10/1/02                          $        355            $      371

  8.525%, 10/1/02 (FHA Guaranteed)                 320                   334

  8.95%, 10/1/02 *                                 370                   387

  9.20%, 10/1/01 *                                 215                   221

Total Montana (Cost $2,385)                                            2,502


NEBRASKA  1.4%

Kearney, Great Platte River Road,
  6.75%, 1/1/23                                  5,000                 4,900

Nebraska Investment Fin. Auth.
  Single Family
  6.45%, 3/1/28 (GNMA Guaranteed) *              4,825                 5,179

  Residual Interest Bond / Inverse Floater
  (Currently 11.277%), 3/15/22
  (GNMA Guaranteed) *                              665                   732

  Residual Interest Bond / Inverse Floater
  (Currently 11.45%), 9/10/30
  (GNMA Guaranteed) *                            1,200                 1,341

Nebraska Public Power Dist., Electric
  5.25%, 1/1/22 (MBIA Insured)                   6,000                 6,441

Total Nebraska (Cost $17,014)                                         18,593


NEVADA  1.0%

Clark County, IDR
  Nevada Power, 5.50%, 10/1/30                   3,000                 3,025

  Southwest Gas
  7.30%, 9/1/27                                  3,000                 3,324

  7.50%, 9/1/32 *                                5,000                 5,554

Nevada Housing Division
  Sub Lien
  9.35%, 10/1/02                                   235                   243

  9.375%, 10/1/00 *                                140                   144

  9.45%, 10/1/03 (FHA Guaranteed) *                480                   505

  9.65%, 10/1/02 *                                 385                   406

Total Nevada (Cost $12,229)                                           13,201


NEW HAMPSHIRE  0.2%

New Hampshire HHEFA, Catholic Medical Center
  8.25%, 7/1/13                           $      3,000            $    3,133

Total New Hampshire (Cost $3,010)                                      3,133


NEW JERSEY  2.8%

Camden County Improvement Auth.
  Kaighn Point Marine Terminal
  8.00%, 6/1/27 *                                4,000                 4,529

Hudson County Improvement Auth. Fac.
  Hudson County Lease Project
  4.75%, 10/1/19 (FGIC Insured)                  5,000                 4,863

New Jersey Economic Dev. Auth.
  Franciscan Oaks, 5.75%, 10/1/23                1,775                 1,812

  Kapkowski Road Landfill
  6.375%, 4/1/18                                 2,000                 2,000

  6.375%, 4/1/31                                 2,000                 2,000

  Keswick Pines
  5.60%, 1/1/12                                  1,100                 1,107

  5.75%, 1/1/24                                  3,810                 3,857

  8.75%, 1/1/24                                  6,000                 7,398

  The Evergreens, 6.00%, 10/1/17                 1,300                 1,369

New Jersey HFFA,
  Raritan Bay Medical Center,
  7.25%, 7/1/27                                  2,290                 2,488

New Jersey Sports and Exposition Auth.,
  Monmouth Park
  8.00%, 1/1/25                                  5,250                 6,001

Total New Jersey (Cost $33,834)                                       37,424


NEW MEXICO  0.6%

Farmington, PCR
  Public Service Co. of New Mexico
  6.30%, 12/1/16                                 2,400                 2,602

  6.375%, 4/1/22                                 4,300                 4,694

Total New Mexico (Cost $6,700)                                         7,296


NEW YORK  13.0%

Dormitory Auth. of the State of New York
  City Univ.
  5.25%, 7/1/17                           $      5,000            $    5,051

  5.625%, 7/1/16                                 3,100                 3,353

  6.00%, 7/1/14                                  2,730                 3,084

  State Univ. Ed. Fac.
  5.25%, 5/15/13                                 5,000                 5,295

  5.25%, 5/15/19                                 5,000                 5,199

  5.875%, 5/15/17                                3,000                 3,347

Long Island Power Auth.
  Electric Systems, 3.25%, 5/1/33                3,000                 3,000

  RITES, (Currently 5.650%),
  12/1/15 (FSA Insured)                          5,000                 5,106

Metropolitan Transportation Auth.
  Service Contract
  5.50%, 7/1/17                                  4,000                 4,247

  7.125%, 7/1/09                                 4,000                 4,460

New York City, GO
  5.00%, 8/1/15                                  5,000                 4,989

  5.00%, 8/1/23                                  5,500                 5,377

  5.125%, 8/1/11                                 6,000                 6,180

  5.25%, 8/1/14                                  5,000                 5,116

  5.25%, 8/1/21                                 15,000                15,061

  5.75%, 2/1/14                                  8,140                 8,672

  5.875%, 3/15/13                                2,750                 2,964

  6.00%, 8/1/06                                  2,000                 2,191

  6.00%, 4/15/09                                 4,000                 4,428

  6.00%, 2/15/16                                 2,810                 3,039

  6.00%, 8/1/17                                  4,500                 4,907

  6.20%, 8/1/07                                  4,825                 5,319

  6.20%, 8/1/07 (Prerefunded 8/1/04!)              175                   197

  6.25%, 8/1/09                                  7,000                 7,917

  RITES, (Currently 5.673%), 8/1/15              5,500                 5,598

New York City Municipal Water Fin. Auth.,
  Water and Sewer
  5.50%, 6/15/23                                 5,000                 5,122

New York City Transitional Fin. Auth.,
  Future Tax
  5.00%, 8/15/27                                 5,745                 5,641

New York State Energy Research
  and Dev. Auth., PCR
  Long Island Lighting, 7.15%, 6/1/20 *   $      8,000            $    8,781

New York State Mortgage Agency
  Homeowner Mortgage
  5.90%, 4/1/27                                  4,000                 4,212

  6.45%, 10/1/17                                 2,400                 2,593

  7.50%, 4/1/26 *                                3,000                 3,280

New York State Thruway Auth., VRDN
  (Currently 3.40%)                              2,900                 2,900

New York State Urban Dev.
  Correctional Capital Fac.
  5.25%, 1/1/21                                  5,500                 5,509

  5.375%, 1/1/25                                 4,000                 4,063

  State Fac., 5.60%, 4/1/15                      3,000                 3,226

Yonkers IDA, Civic Fac.
  St. Joseph Hosp., 6.15%, 3/1/15                2,500                 2,531

Total New York (Cost $157,828)                                       171,955


NORTH CAROLINA  0.3%

North Carolina Medical Care Commission,
  Valdese General Hosp.
  8.75%, 10/1/16                                 1,995                 2,245

Winston Salem, GO, VRDN
  (Currently 3.25%)                              2,100                 2,100

Total North Carolina (Cost $4,065)                                     4,345


NORTH DAKOTA  0.3%

Mercer County, PCR, Basin Electrical Power
  7.20%, 6/30/13 (AMBAC Insured)                 3,500                 4,371

Total North Dakota (Cost $4,028)                                       4,371


OHIO  4.8%

Akron, Municipal Baseball Stadium,
  COP, STEP, 0%, 12/1/16                         2,200                 2,067

Cambridge, Guernsey Memorial Hosp.,
  8.00%, 12/1/11                                 1,500                 1,663

Cleveland Parking Fac., 8.10%, 9/15/22
  (Prerefunded 9/15/02!)                        10,000                11,702

Dayton, Special Fac.,
  Emery Air Freight, 6.05%, 10/1/09              2,500                 2,736

Fairfield Economic Dev. Auth.,
  Beverly Enterprises
  8.50%, 1/1/03                                  2,370                 2,574

Marion County Health Care Fac.,
  United Church Homes
  8.875%, 12/1/12 (Prerefunded 12/1/99!)         3,225                 3,523

Montgomery County Health Care Fac.,
  Friendship Village
  6.25%, 2/1/22                           $      2,900            $    3,021

Montgomery County Hosp. Fac.
  Grandview Hosp. and Medical Center
  5.50%, 12/1/10                                 1,300                 1,361

  5.65%, 12/1/12                                   500                   524

Ohio Air Quality Dev. Auth., PCR
  Cleveland Electric, 6.00%, 8/1/20              2,700                 2,819

  Toledo Edison, 8.00%, 5/15/19                  2,750                 2,924

Ohio Housing Fin. Agency
  Residential Mortgage, 5.75%, 9/1/28 *          4,400                 4,553

  Single Family
  Residual Interest Bond / Inverse Floater
  (Currently 9.842%), 3/31/31
  (GNMA Guaranteed) *                              565                   634

Ohio Water Dev. Auth., PCR
  Cleveland Electric
  6.10%, 8/1/20 *                                2,600                 2,720

  7.70%, 8/1/25                                  2,800                 3,219

  Toledo Edison
  7.55%, 6/1/23                                  4,500                 4,706

  8.00%, 10/1/23 *                               3,700                 4,267

Ohio Water Dev. Auth.,
  Solid Waste Disposal, Bay Shore Power
  5.875%, 9/1/20 *                               8,000                 8,160

Total Ohio (Cost $58,217)                                             63,173


OKLAHOMA  1.1%

Jackson County Memorial Hosp. Auth.
  Jackson County Memorial Hosp.,
  7.30%, 8/1/15                                  4,300                 4,687

LeFlore County Hosp. Auth.
  Eastern Oklahoma Medical Center
  9.40%, 5/1/06 (Prerefunded 5/1/99!)            2,000                 2,116

Tulsa Municipal Airport
  American Airlines
  7.375%, 12/1/20 *                              2,000                 2,153

  7.60%, 12/1/30 *                               5,240                 5,718

Total Oklahoma (Cost $13,480)                                         14,674


OREGON  0.2%

Western Generation Agency,
  Wauna Cogeneration
  7.25%, 1/1/09 *                         $      1,900            $    2,082

Total Oregon (Cost $1,893)                                             2,082


PENNSYLVANIA  3.6%

Allegheny County Hosp. Dev. Auth.
  St. Francis Medical Center,
  5.75%, 5/15/27                                 2,000                 2,084

Beaver County IDA, PCR
  Cleveland Electric, 7.625%, 5/1/25             2,400                 2,739

  Toledo Edison, 7.75%, 5/1/20                   2,000                 2,319

Berks County IDA,
  Lutheran Home at Topton, 6.875%, 1/1/23        5,000                 5,350

Blair County Hosp. Auth., Mercy Hosp.
  8.125%, 2/1/14 (Prerefunded 2/1/99!)           2,700                 2,804

Clarion IDA Health Fac.,
  Beverly Enterprises, 10.125%, 5/1/07             735                   778

Greene County IDA, Greene Health Care Assoc.
  Beverly Enterprises, 6.875%, 3/1/13            2,430                 2,461

Montgomery County Higher Ed. and Health Auth.
  Brittany Pointe,
  8.50%, 1/1/22 (Prerefunded 1/1/03!)            2,500                 2,978

  Redeemer Long Term Care and Elder Services
  8.00%, 6/1/22                                  5,755                 6,596

  8.20%, 6/1/06                                    810                   934

Pennsylvania, GO, 5.00%, 8/1/15                 11,610                11,745

Philadelphia Auth. for Industrial Dev.,
  Health Care Fac.
  Baptist Home of Philadelphia,
  5.60%, 11/15/28                                2,750                 2,728

  Pauls Run Retirement Community
  5.875%, 5/15/28                                1,750                 1,773

Pennsylvania Housing Fac. Auth.
  Residual Interest Bond / Inverse Floater
  (Currently 9.914%), 10/1/23 *                  1,500                 1,708

Total Pennsylvania (Cost $43,732)                                     46,997


PUERTO RICO  0.5%

Puerto Rico Highway and
  Transportation Auth., 5.50%, 7/1/15            6,000                 6,466

Total Puerto Rico (Cost $5,642)                                        6,466


RHODE ISLAND  0.7%

Rhode Island Health and Ed. Building,
Rhode Island Hosp.
  Residual Interest Bond / Inverse Floater
  (Currently 10.019%), 8/15/21
  (FGIC Insured) (Escrowed to Maturity)   $      1,000            $    1,204

Rhode Island Housing and Mortgage Fin.
  Residual Interest Bond / Inverse Floater
  (Currently 10.367%), 4/1/24 *                  1,000                 1,135

  Homeownership Opportunitiy
  6.70%, 10/1/14                                 5,000                 5,399

  8.05%, 4/1/22 *                                1,115                 1,168

Total Rhode Island (Cost $8,109)                                       8,906


SOUTH CAROLINA 2.3% Connector 2000 Assoc.

  Greenville Toll Road
  Zero Coupon, 1/1/08                            2,600                 1,478

  Zero Coupon, 1/1/10                            2,900                 1,450

  Zero Coupon, 1/1/12                            2,800                 1,234

  Zero Coupon, 1/1/13                            5,200                 2,311

  Zero Coupon, 1/1/20                            9,900                 2,840

  Zero Coupon, 1/1/21                           12,300                 3,328

  Zero Coupon, 1/1/26                            6,700                 1,335

  Zero Coupon, 1/1/31                           21,100                 3,081

  Zero Coupon, 1/1/32                           10,000                 1,376

  Zero Coupon, 1/1/34                            7,750                   947

  Zero Coupon, 1/1/36                           10,000                 1,084

  5.25%, 1/1/23                                  5,000                 4,743

South Carolina Public Service Auth.
  5.875%, 1/1/23 (FGIC Insured)                  5,000                 5,399

Total South Carolina (Cost $31,224)                                   30,606


SOUTH DAKOTA  0.2%

South Dakota HDA, Homeownership,
  6.65%, 5/1/14                                  2,500                 2,700

Total South Dakota (Cost $2,500)                                       2,700


TENNESSEE  1.4%

Metropolitan Gov't. of Nashville
  and Davidson Counties
  Mur-Ci Homes, 7.75%, 12/1/26            $      4,660            $    4,898

  Water and Sewer, STEP, 0%, 1/1/12
  (FGIC Insured)                                 8,750                11,061

Tennessee Housing Dev. Agency
  7.625%, 7/1/22 *                               1,900                 2,019

  Homeownership, Zero Coupon, 7/1/17 *           3,000                 1,036

Total Tennessee (Cost $17,697)                                        19,014


TEXAS  5.8%

Alliance Airport Auth.
  American Airlines, 7.00%, 12/1/11 *            3,070                 3,640

  Federal Express, 6.375%, 4/1/21 *              8,500                 9,245

Amarillo Health Fac.,
  Sears Panhandle Retirement
  7.75%, 8/15/26                                 4,800                 5,449

Bell County Health Fac. Dev.,
  King's Daughter Hosp.
  9.25%, 7/1/08                                  2,820                 2,990

Brazos River Auth., Houston Lighting and Power
  6.375%, 4/1/12 (MBIA Insured)                 10,000                11,003

Denison Hosp. Auth.,
  Texoma Medical Center, 7.10%, 8/15/24          3,650                 4,094

Gainesville IDC, GTE Valenite,
  8.90%, 5/15/11 *                               2,940                 3,196

Harris County Health Fac. Dev.,
  Memorial Hosp.
  7.125%, 6/1/15 (Prerefunded 6/1/02!)           5,000                 5,619

Matagorda County Navigation Dist., PCR
  Central Power and Light, 7.50%, 12/15/14       2,000                 2,141

Northwest Texas Independent School Dist., GO
  School Buildings, Zero Coupon, 8/15/32        20,000                 2,699

Paris Health Fac. Dev.,
  McCuistion Regional Medical Center
  7.60%, 2/1/12                                  4,500                 5,089

Plano Health Fac. Dev.,
  Texas Health Resources
  5.00%, 2/15/22 (MBIA Insured)                  5,000                 4,919

San Antonio Electric and Gas
  Zero Coupon, 2/1/10 (FGIC Insured)             5,000                 2,942

Texas, GO, Veterans Housing Assistance,
  6.25%, 12/1/15                                 1,370                 1,426

Tomball Hosp. Auth.,
  Tomball Regional Hosp., 6.10%, 7/1/08          5,000                 5,259

Tyler Health Fac. Dev.
  Mother Frances Hosp.
  5.40%, 7/1/08                           $      1,315            $    1,340

  5.625%, 7/1/13                                 4,960                 5,002

Total Texas (Cost $69,870)                                            76,053


UTAH  1.1%

Intermountain Power Agency
  5.25%, 7/1/14 (MBIA Insured)                   5,000                 5,184

  5.75%, 7/1/19 (MBIA Insured)                   4,000                 4,321

Tooele County, PCR, Laidlaw Environmental,
  7.55%, 7/1/27 *                                2,000                 2,228

Utah Housing Fin. Agency
  Sub. Lien
  6.25%, 7/1/05                                    270                   283

  7.50%, 7/1/05                                    575                   617

  7.60%, 7/1/05                                    550                   584

  7.75%, 7/1/05                                    585                   622

  7.75%, 1/1/23 *                                  135                   141

  8.40%, 7/1/08 *                                   50                    52

  8.55%, 7/1/04                                    145                   152

  8.65%, 7/1/04                                    405                   425

  8.70%, 7/1/01                                     50                    51

  9.00%, 1/1/19 *                                  120                   129

  9.25%, 7/1/01                                     80                    83

  9.30%, 7/1/00 *                                   10                    10

  9.60%, 7/1/02 *                                    5                     5

  9.75%, 7/1/02                                     25                    26

  9.85%, 7/1/02 *                                   80                    83

  9.875%, 1/1/99 *                                   5                     5

  10.50%, 1/1/99 *                                   5                     5

  10.625%, 7/1/99 *                                  5                     5

Total Utah (Cost $14,039)                                             15,011


VERMONT  0.1%

Vermont Ed. and Health Buildings Fin. Agency
  Medical Center Hosp. of Vermont
  7.45%, 9/1/23 (FGIC Insured)                   1,400                 1,542

Total Vermont (Cost $1,400)                                            1,542


VIRGINIA  2.2%

Bedford County IDA, Nekoosa Packaging/
  Georgia-Pacific
  5.60%, 12/1/25 *                        $      6,000            $    6,080

Lynchburg IDA, Centra Health
  Capital Appreciation
  Zero Coupon, 8/15/13                           2,800                 1,185

  Zero Coupon, 8/15/14                           3,100                 1,229

  Zero Coupon, 8/15/15                           3,200                 1,187

  Zero Coupon, 8/15/19                           4,000                 1,150

  Zero Coupon, 8/15/22                           4,600                 1,086

  Zero Coupon, 8/15/23                           4,700                 1,045

  Toll Road Revenue
  Zero Coupon, 8/15/10                           3,600                 1,843

  Zero Coupon, 8/15/18                          15,000                 4,951

Chesapeake Bay Bridge and Tunnel Commission
  5.00%, 7/1/22 (MBIA Insured)                   5,000                 4,938

Fairfax County IDA, Fairfax Hosp. System
  VRDN (Currently 3.22%)                           200                   200

Norfolk Port and Ind. Auth.,
  Henson Aviation, 9.625%, 8/1/12 *                740                   835

Univ. of Virginia, VRDN
  (Currently 3.25%)                                430                   430

Virginia Beach Dev. Auth.,
  Beverly Enterprises, 10.00%, 4/1/10            2,425                 2,647

Total Virginia (Cost $28,085)                                         28,806


WASHINGTON  1.7%

Spokane County IDC,
  Kaiser Aluminum and Chemical
  7.60%, 3/1/27 *                                2,500                 2,839

Washington, GO, 5.70%, 10/1/15                   7,500                 8,329

Washington Public Power Supply System
  Zero Coupon, 7/1/14 (FSA Insured)              6,400                 2,883

  6.30%, 7/1/12                                  2,000                 2,305

  Nuclear Project
  5.50%, 7/1/17                                  5,000                 5,030

  7.25%, 7/1/09                                  1,000                 1,193

Total Washington (Cost $20,042)                                       22,579


WEST VIRGINIA  0.7%

West Virginia, GO, State Road,
  4.50%, 6/1/23 (FGIC Insured)            $      7,500            $    6,950

West Virginia Hosp. Fin. Auth.,
  West Virginia Univ. Hosp.
  Residual Interest Bond / Inverse Floater
  (Currently 9.50%), 1/1/18 (MBIA Insured)       2,000                 2,261

Total West Virginia (Cost $8,773)                                      9,211


WISCONSIN  1.3%

Oconto Falls CDA, Oconto Falls Tissue,
  7.75%, 12/1/22 *                               2,800                 2,988

Wisconsin HEFA
  National Regency of New Berlin,
  8.00%, 8/15/25                                 6,000                 6,827

  Waukesha Memorial Hosp.
  5.25%, 8/15/19 (AMBAC Insured)                 3,835                 3,885

Wisconsin HFA, Villa Clement,
  8.75%, 6/1/12                                  1,409                 1,413

Wisconsin Housing and Economic Dev. Auth.
  7.75%, 9/1/17                                  1,190                 1,240

  8.00%, 3/1/21 *                                  430                   441

Total Wisconsin (Cost $15,134)                                        16,794


WYOMING  0.9%

Sweetwater County, PCR,
  Solid Waste Disposal, FMC
  6.90%, 9/1/24 *                                5,000                 5,531

Wyoming CDA
  5.85%, 6/1/28 *                                3,775                 3,907

  Single Family, 6.70%, 6/1/17                   2,360                 2,519

Total Wyoming (Cost $10,628)                                          11,957


Total Investments in Securities

99.0% of Net Assets (Cost $1,202,849)                             $1,307,194

Other Assets Less Liabilities                                         12,985

NET ASSETS                                                        $1,320,179
                                                                  ----------

Net Assets Consist of:
Accumulated net investment income -
net of distributions                                              $       66

Accumulated net realized gain/loss -
net of distributions                                                   1,269

Net unrealized gain (loss)                                           104,345

Paid-in-capital applicable to 103,783,743 shares
of $0.01 par value capital stock outstanding;
1,000,000,000 shares authorized                                    1,214,499

NET ASSETS                                                        $1,320,179
                                                                  ----------

NET ASSET VALUE PER SHARE                                         $    12.72
                                                                  ----------

    *   Interest subject to alternative minimum tax
    !   Used in determining portfolio maturity
AMBAC   AMBAC Indemnity Corp.
  CDA   Community Development Administration
  COP   Certificates of Participation
 FGIC   Financial Guaranty Insurance Company
  FHA   Federal Housing Authority
  FSA   Financial Security Assurance Corp.
 GNMA   Government National Mortgage Association
   GO   General Obligation
  HDA   Housing Development Authority
 HEFA   Health & Educational Facility Authority
  HFA   Health Facility Authority
 HFFA   Health Facility Financing Authority
HHEFA   Health & Higher Educational Facility Authority
  IDA   Industrial Development Authority
  IDB   Industrial Development Bond
  IDC   Industrial Development Corp.
  IDR   Industrial Development Revenue
 MBIA   Municipal Bond Investors Assurance Corp.
  PCR   Pollution Control Revenue
  PFA   Public Facility Authority
RITES   Residual Interest Tax-Exempt Securities Receipts
 STEP Stepped coupon bond for which the interest rate will adjust on specified future date(s)
VRDN    Variable Rate Demand Note

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Tax-Free High Yield Fund
--------------------------------------------------------------------------------
Unaudited

Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                                    6 Months
                                                                       Ended
                                                                     8/31/98

Investment Income

Interest income                                                    $  38,752

Expenses
  Investment management                                                3,988
  Shareholder servicing                                                  420
  Custody and accounting                                                 117
  Registration                                                            43
  Prospectus and shareholder reports                                      32
  Legal and audit                                                          7
  Directors                                                                6
  Miscellaneous                                                            5

  Total expenses                                                       4,618

Net investment income                                                 34,134

Realized and Unrealized Gain (Loss)

Net realized gain (loss)
  Securities                                                           8,882
  Futures                                                                 70

  Net realized gain (loss)                                             8,952

Change in net unrealized gain or loss on securities                   (2,210)

Net realized and unrealized gain (loss)                                6,742

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                             $  40,876
                                                                   ---------

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Tax-Free High Yield Fund
--------------------------------------------------------------------------------
Unaudited

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                  6 Months                 Year
                                                     Ended                Ended
                                                   8/31/98              2/28/98

Increase (Decrease) in Net Assets

Operations
  Net investment income                       $     34,134         $     63,062
  Net realized gain (loss)                           8,952                5,076
  Change in net unrealized
  gain or loss                                      (2,210)              44,298

  Increase (decrease)
  in net assets
  from operations                                   40,876              112,436

Distributions to shareholders
  Net investment income                            (34,134)             (63,062)

Capital share transactions*
  Shares sold                                      160,031              306,000
  Distributions reinvested                          23,351               43,119
  Shares redeemed                                 (111,935)            (209,609)

  Increase (decrease) in
  net assets from capital
  share transactions                                71,447              139,510

Net Assets

  Increase (decrease) during period                 78,189              188,884
  Beginning of period                            1,241,990            1,053,106

End of period                                 $  1,320,179         $  1,241,990
                                              ---------------------------------

*Share information
  Shares sold                                       12,701               24,772
  Distributions reinvested                           1,852                3,484
  Shares redeemed                                   (8,885)             (17,044)

  Increase (decrease) in shares outstanding          5,668               11,212

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Tax-Free High Yield Fund
--------------------------------------------------------------------------------
Unaudited                                                      August 31, 1998

Notes to Financial Statements

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Tax-Free High Yield Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on March 1, 1985.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Debt securities are generally traded in the over-the-counter market. Investments in securities are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Premiums and Discounts Premiums and original issue discounts on municipal securities are amortized for both financial reporting and tax purposes. Market discounts are recognized upon disposition of the security as gain or loss for financial reporting purposes and as ordinary income for tax purposes.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

NOTE 2 - INVESTMENT TRANSACTIONS

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     Noninvestment-Grade Debt Securities At August 31, 1998, the fund held investments in noninvestment-grade debt securities, commonly referred to as "high-yield" or "junk" bonds. A real or perceived economic downturn or higher interest rates could adversely affect the liquidity or value, or both, of such securities because such events could lessen the ability of issuers to make principal and interest payments.

     Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $277,168,000 and $220,615,000, respectively, for the six months ended August 31, 1998.

NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its income. The fund has unused realized capital loss carryforwards for federal income tax purposes of $5,834,000, of which $5,600,000 expires in 2003, $135,000 in 2004, and $99,000 in 2005. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

     At August 31, 1998, the aggregate cost of investments for federal income tax and financial reporting purposes was $1,202,849,000, and net unrealized gain aggregated $104,345,000, of which $106,765,000 related to appreciated investments and $2,420,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $689,000 was payable at August 31, 1998. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.30% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At August 31, 1998, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with the manager and a wholly owned subsidiary of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $380,000 for the six months ended August 31, 1998, of which $73,000 was payable at period-end.


T. Rowe Price Shareholder Services
--------------------------------------------------------------------------------

Investment Services And Information


     KNOWLEDGEABLE SERVICE REPRESENTATIVES

     By Phone 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

     In Person Available in T. Rowe Price Investor Centers.

     ACCOUNT SERVICES

     Checking Available on most fixed income funds ($500 minimum).

     Automatic Investing From your bank account or paycheck.

     Automatic Withdrawal Scheduled, automatic redemptions.

     Distribution Options Reinvest all, some, or none of your distributions.

     Automated 24-Hour Services Including Tele*Access(registered trademark) and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com

     DISCOUNT BROKERAGE*

     Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over regular commission rates.

     INVESTMENT INFORMATION

     Combined Statement Overview of all your accounts with T. Rowe Price.

     Shareholder Reports Fund managers' reviews of their strategies and results.

     T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

     Performance Update Quarterly review of all T. Rowe Price fund results.

     Insights Educational reports on investment strategies and financial markets.

     Investment Guides Asset Mix Worksheet, College Planning Kit, Diversifying
     Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

     *A division of T. Rowe Price Investment Services, Inc. Member NASD/SIPC.


For yield, price, last transaction,
current balance, or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access(registered trademark):
1-800-638-2587 toll free

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500 Baltimore area

To open a Discount Brokerage
account or obtain information,
call: 1-800-638-5660 toll free

Internet address:
www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Tax-Free High Yield Fund.

Investor Centers:

101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607

Invest With Confidence(registered trademark)

T. Rowe Price Investment Services, Inc., Distributor.         F59-051  8/31/98



Semiannual Report

Tax-Free Funds

August 31, 1998

T. Rowe Price

Report Highlights

Tax-Free Funds

o All five funds posted better returns than their peer group averages for the 6- and 12-month periods ended August 31, 1998.

o Fund results were aided by portfolio management decisions and below-average expenses.

o Low inflation, budget surpluses, and cash flows into fixed income investments benefited municipal securities during the past six months.

o Municipal prices rose and yields declined, but tax-exempt performance was not as strong as that of Treasuries, which continued to be the haven of choice for investors concerned about global turmoil.

o Municipal securities offer good value compared with their taxable counterparts and should reward investors over time.

Fellow Shareholders

Low inflation, budget surpluses at federal and state levels, and asset shifts toward fixed income investments aided the municipal market during the six months ended August 31. Your funds benefited in this environment and turned in performances ahead of their respective benchmarks for the past 6- and 12-month periods, a reflection of our management decisions and below-average expenses.

MARKET ENVIRONMENT

Municipal bond prices rose during the past six months, and yields across the maturity spectrum fell as a result. The performance of tax-exempt securities exceeded most asset classes but was not as strong as the Treasury market, which further solidified its position as a safe haven for global investors seeking a refuge from problems in Asia, Russia, and Latin America. The gap between yields on municipal and Treasury securities continued to narrow, making tax-exempt investments particularly attractive compared with Treasuries. A near-record supply of tax-exempt issues also constrained the municipal market somewhat throughout the year and contributed to the contracting yield spread. During the same period, Treasury issuance continued to decline.

Municipal Bond and Note Yields

            30-Year     5-Year      1 Year

8/31/97     5.35        4.35        3.85
            5.25        4.20        3.80
            5.23        4.15        3.80
11/97       5.18        4.20        3.85
            5.03        4.10        3.85
            5.00        4.00        3.65
2/98        5.08        4.05        3.60
            5.13        4.10        3.65
            5.20        4.30        3.85
5/98        5.05        4.10        3.75
            5.05        4.10        3.60
            5.10        4.10        3.70
8/98        4.93        3.85        3.50

The 30-year AAA general obligation bond yield fell 15 basis points from the end of February through August 31. By comparison, the bellwether 30-year Treasury yield declined a more dramatic 60 basis points, including a 40-basis-point drop in August alone. The pattern was similar for one- and five-year maturities, whose yields slipped 10 and 20 basis points, respectively, while comparable Treasury yields dropped more sharply. Therefore, when income taxes are considered, municipal securities yielded substantially more than other fixed income investments.

Preparing For The Year 2000

The Year 2000 draws closer every day, and it holds special meaning beyond the arrival of a new millennium. The issue for investors is that many computer programs throughout the world use two digits instead of four to identify the year and may assume the next century starts with 1900. If these programs are not modified, they will not be able to correctly handle the century change when the year changes from "99" to "00" on January 1, 2000, and they will no longer be able to perform necessary functions. The Year 2000 issue affects all companies and organizations. T. Rowe Price has been taking steps to assure that its computer systems and processes are capable of functioning in the Year 2000. Detailed plans for remediation efforts have been developed and are currently being executed.

OUR PLAN OF ACTION

We began to address these issues several years ago by requiring that all new systems process and store four-digit years. We plan to complete all reprogramming efforts for the major application systems, including business applications required to service our customers and processing infrastructure necessary to ensure the integrity of customer data and investments, by December 31, 1998, leaving a full 12 months for system testing. Because we exchange data electronically with customers and vendors, we are working with them to assess the adequacy of their own compliance efforts. Our goal is to ensure the continuation of the same level of service to all our mutual fund shareholders and clients after December 31, 1999. We are asking all vendors and companies we do business with for a Year 2000 compliance status, with the expectation that some organizations will not be able to modify their interface files prior to December 31, 1999. Our goal is to identify any noncompliant files so that we can implement alternative solutions. In addition, we are scheduling tests for critical vendors and companies that claim Year 2000 compliance to ensure that time-related data and calculations function properly as we move into the next century.

SMOOTH TRANSITION EXPECTED

We believe our programs and initiatives will provide a smooth transition into the next millennium. We are assessing all systems providing products or services to our retail mutual fund shareholders, retirement plan sponsors and participants, and we are taking steps to make modifications where necessary for the Year 2000. Our plan provides time to develop solutions for all noncompliant systems and data files from customers or vendors. The Securities Industry Association (SIA) is coordinating Year 2000 testing to assure that securities markets, clearing corporations, depositories, and third party software and hardware vendors can send, receive, and process files and transactions accurately. T. Rowe Price will participate in this industry-wide effort. For a more detailed discussion of our Year 2000 effort, as well as continuing updates on our progress, please check our Web site (www.troweprice.com).

TAX-EXEMPT MONEY FUND

Your fund's performance versus the peer group average was favorable for both the six-month and one-year periods ended August 31, as we sought good value at both ends of the short-term yield curve.

Performance Comparison

Periods Ended 8/31/98        6 Months      12 Months
-----------------------------------------------------

Tax-Exempt Money Fund           1.57%          3.20%


Lipper Tax-Exempt Money
Market Funds Average            1.50           3.04

During the past six months, six-month and one-year municipal note yields were fairly stable, varying only 35 basis points between high and low. On average, one-year maturities offered only an additional 20 basis points over the shortest maturities. Yields were most volatile in the variable rate sector, which includes overnight and seven-day demand notes, vacillating 275 basis points between their high and low points since the end of February.

We took advantage of this opportunity to overweight the portfolio in variable rate securities when we believed the yields had reached the upper end of their range. In addition, throughout the entire period, we maintained a longer weighted average maturity than the peer group average by combining the variable rate positions with one-year maturities. This fairly aggressive posture succeeded in enhancing yield. The fund's maturity averaged 20 days longer than competitive funds during the period and, at one point, was 28 days longer.

The supply of new issues in the municipal note market so far this year was 27% below the same period in 1997. Considering the low long-term interest rates and the improved financial condition of municipalities, there is no reason to believe that short-term issuance will pick up during the rest of the year. As a result, total short-term new issues may finish 1998 at the lowest level since 1990. In addition, cash flows into money market funds remain positive, so solid demand coupled with lighter supply has helped keep rates in a narrow range.

Our strategy allowed us to pick up incremental yield at the long end of the curve and to maintain our relatively long average maturity with little fear of rising rates.

TAX-FREE SHORT-INTERMEDIATE FUND

Your fund posted good returns and outperformed the Lipper Short-Intermediate Debt Funds Average for both the 6- and 12-month periods ended August 31. Returns were enhanced by our slightly longer duration and low expense ratio. (Duration is a measure of a bond fund's sensitivity to interest rates. For example, a fund with a duration of three years would fall or rise about 3% in price in response to a one-percentage-point rise or fall in interest rates.)

Performance Comparison

Periods Ended 8/31/98        6 Months      12 Months
-----------------------------------------------------

Tax-Free Short-
Intermediate Fund               2.45%          5.60%

Lipper Short-Intermediate
Debt Funds Average              2.32           5.25

Our strategy since the third quarter of 1997 has been to maintain a slightly long duration, since we see little evidence of inflationary pressure and believe the trend toward lower interest rates is intact. While bonds with longer maturities were constrained to some extent by a record supply of new issues in the first half of the year, short- and intermediate-term municipals were not under as much pressure. Our long duration helped performance when yields on short-term bonds fell about 20 basis points.

Our credit strategy changed moderately. Over the past two years, the fund purchased BBB rated bonds as the economic expansion improved credit conditions, resulting in better performance for BBB bonds than for AAA bonds. This was reflected in the narrowing gap between the yields of higher- and lower-quality bonds. We currently see little potential for superior performance in the BBB sector of the market and, therefore, have lowered our exposure. Lower-rated bonds performed in line with or slightly below their high-quality counterparts during the past six months.

In the spring we sought permission from the fund's Executive Committee to invest up to 5% of fund assets in below-investment-grade BB securities (or, if unrated, the T. Rowe Price equivalent rating). Permission was granted to invest in these securities as of October 1, 1998, and the change was reflected in the prospectus dated July 1, 1998. Although, as mentioned, we do not see a great deal of value in lower-rated bonds at present, we felt it was important to have this flexibility if the opportunity presented itself. As always, we will continue to monitor yields among various credit qualities and use our in-house research capabilities for opportunities to increase shareholder value.

TAX-FREE INSURED INTERMEDIATE BOND FUND

Returns on intermediate-term municipal bonds came mostly from their coupon income, with a modest contribution from price appreciation. Fund results were ahead of the Lipper Intermediate Municipal Debt Funds Average for both the 6- and 12-month periods.

Performance Comparison

Periods Ended 8/31/98           6 Months      12 Months
-------------------------------------------------------

Tax-Free Insured
Intermediate Bond Fund             3.04%          7.56%

Lipper Intermediate
Municipal Debt Funds Average       2.82           7.01

We kept duration in a range from neutral to long in our belief that bonds were attractive relative to stock dividend yields, inflation, and global interest rates. (For an explanation of duration, see the report for the Tax-Free Short-Intermediate Fund.) This longer duration helped performance by providing a higher yield with some principal appreciation as interest rates fell.

Our credit strategy became a bit more defensive during the period as we took steps to reduce exposure to insured bonds with weaker underlying credit characteristics. Specifically, we decreased holdings in the hospital sector and increased positions in state and local general obligations after our hospital bonds appreciated strongly relative to other sectors of the market. We believe there may be an opportunity to increase hospital bond exposure at more attractive prices in the future.

TAX-FREE INCOME FUND

Performance Comparison

Periods Ended 8/31/98            6 Months      12 Months
--------------------------------------------------------

Tax-Free Income Fund                3.51%          8.87%

Lipper General Municipal
Debt Funds Average                  3.03           8.20

Fund results exceeded those of the Lipper peer group average during the past 6- and 12-month periods, due in part to our duration strategy, our fully invested posture, and our underweighting in lower-quality bonds. (For an explanation of duration, see the report for the Tax-Free Short-Intermediate Fund.) The fund's relative performance also benefited from our below-average expenses.

Long-term bonds did well over the past six months, with a total return reflecting mostly income plus some price appreciation as interest rates fell. After trading in a narrow range between February and May, long-term rates came down in the summer as international events sparked nervousness about the stock market and the longevity of the economic expansion.

As mentioned, strong relative performance was related to an extension in fund duration in June, which positioned the fund well for lower rates. A steady increase in cash coming into the municipal bond market and your fund enabled us to take advantage of heavier-than-normal supply and remain fully invested. The fund benefited as well from our relative underweighting in lower-quality bonds, which came under some modest pressure in the period. High-yield (junk) bonds have been strong municipal performers during the past two years as the yield spread narrowed between high- and lower-quality bonds, but this trend has reversed. Accordingly, we did not add exposure in this area, and the fund's weighted average credit quality was AA- at the end of August.

In addition, we focused on the 15- to 20-year maturity range where we see the best risk-and-return characteristics. We continued to preserve income from older, higher-yielding bonds in the portfolio, offsetting their defensive characteristics with noncallable and lower-coupon bonds that respond well to falling interest rates.

TAX-FREE HIGH YIELD FUND

Performance Comparison

Periods Ended 8/31/98            6 Months      12 Months
---------------------------------------------------------

Tax-Free High Yield Fund            3.18%          8.87%

Lipper High Yield Municipal
Debt Funds Average                  3.03           8.62

The municipal high-yield market turned in a steady performance over the past six months. Your fund was able to exceed the returns of its peer group average through a combination of factors, including our below-average expenses and a modest extension of duration. (For an explanation of duration, see the report for the Tax-Free Short-Intermediate Fund.)

Yield spreads between high- and lower-quality municipal bonds increased over this period, as the prices of lower-quality securities did not appreciate as rapidly as their higher-quality counterparts. Credit quality spreads began the period close to their all-time lows and subsequently increased an average of about 25 basis points. Though muted, this widening occurred in sympathy with trends in the corporate bond sector and adverse developments in a small number of municipal high-yield issues. Despite this, however, the municipal high-yield fund sector outperformed the general municipal sector for the past year and matched it for the past six months.

We believe these differences between credit quality yields could increase in coming months, and this outlook has affected the way we manage the fund. As noted in prior reports, we allowed fund exposure to lower-quality municipal bonds to decline over time because we felt the rewards were insufficient. At the end of August, the fund's weighting in below-investment-grade bonds was approximately 24% of net assets. The fund's weighting in BBB and lower-rated bonds together slipped a notch to 49% of net assets from 50% at the end of February.

Quality Diversification

Tax-Free High Yield Fund

AAA                  6%
AA                  24%
A                   21%
BBB                 25%
BB and Below        24%

Based on net assets as of 8/31/98.

We began the period with a duration of 7.2 years. Duration ranged between 6.9 and 7.5 years during the past six months, although we generally maintained it near the higher end of the range. This proved advantageous when interest rates fell late in the period, largely a result of volatile equity markets. At present, we expect to maintain this posture. In addition, we will maintain our usual caution when investing in lower-quality issues. While we do not expect to materially increase our exposure to them, we will also take advantage of situations that we believe offer long-term value.

OUTLOOK

Federal Reserve Chairman Alan Greenspan recently implied that the Fed's next move could well be a lowering of key short-term rates in the face of turmoil overseas. Just weeks before, it was widely suspected that the Fed was leaning toward a possible interest rate hike because of concerns about tight labor markets and wage pressures.

We believe the rate of domestic economic growth will slow through the remainder of the year. Exports may fall further because of weak international markets and the strong dollar, and growth in consumer spending could decline in the aftermath of the correction in stock prices. Commodity prices have also been under pressure, further containing inflation. In this environment, the trend toward lower overall interest rates should remain intact.

We expect municipal securities to remain undervalued compared with Treasuries until demand catches up with heavy supply. However, investors should eventually recognize the attractive yields available in the municipal market compared with taxable yields, and rising demand would benefit municipal bond investors over the long term.

Respectfully submitted,

Mary J. Miller
Director
Municipal Bond Department

September 18, 1998


T. Rowe Price Tax-Free Funds
--------------------------------------------------------------------------------

Portfolio Highlights

KEY STATISTICS

                                              2/28/98                8/31/98

Tax-Exempt Money Fund
--------------------------------------------------------------------------------

Price Per Share                             $    1.00              $    1.00

Dividends Per Share
   For 6 months                                 0.016                  0.016
   For 12 months                                0.032                  0.032

Dividend Yield (7-Day Compound) *                3.03%                  2.98%

Weighted Average Maturity (days)                   59                     59

Weighted Average Quality **                First Tier             First Tier


Tax-Free Short-Intermediate Fund
--------------------------------------------------------------------------------

Price Per Share                             $    5.37              $    5.39

Dividends Per Share
   For 6 months                                  0.11                   0.11
   For 12 months                                 0.22                   0.22

Dividend Yield *
   For 6 months                                  4.28%                  4.13%
   For 12 months                                 4.32                   4.24

30-Day Standardized Yield                        3.54                   3.59

Weighted Average Maturity (years)                 4.1                    4.4

Weighted Average Effective Duration (years)       3.0                    2.9

Weighted Average Quality ***                       AA                     AA


T. Rowe Price Tax-Free Funds
--------------------------------------------------------------------------------

Portfolio Highlights

KEY STATISTICS

                                              2/28/98                8/31/98

Tax-Free Insured Intermediate Bond Fund
--------------------------------------------------------------------------------

Price Per Share                             $   11.06              $   11.13

Dividends Per Share
   For 6 months                                  0.24                   0.24
   For 12 months                                 0.48                   0.48

Dividend Yield *
   For 6 months                                  4.49%                  4.39%
   For 12 months                                 4.52                   4.49

30-Day Standardized Yield                        3.69                   3.78

Weighted Average Maturity (years)                 8.4                    8.8

Weighted Average Effective Duration (years)       5.5                    5.6

Weighted Average Quality ***                       AA                     AA


Tax-Free Income Fund
--------------------------------------------------------------------------------

Price Per Share                             $    9.95              $   10.03

Dividends Per Share
   For 6 months                                  0.26                   0.25
   For 12 months                                 0.52                   0.51

Dividend Yield *
   For 6 months                                  5.33%                  5.15%
   For 12 months                                 5.44                   5.31

30-Day Standardized Yield                        4.28                   4.35

Weighted Average Maturity (years)                17.1                   17.1

Weighted Average Effective Duration (years)       7.4                    7.6

Weighted Average Quality ***                      AA-                    AA-


T. Rowe Price Tax-Free Funds
--------------------------------------------------------------------------------

Portfolio Highlights

KEY STATISTICS

                                              2/28/98                8/31/98

Tax-Free High Yield Fund
--------------------------------------------------------------------------------

Price Per Share                             $   12.66              $   12.72

Dividends Per Share
   For 6 months                                  0.34                   0.34
   For 12 months                                 0.69                   0.68

Dividend Yield *
   For 6 months                                  5.57%                  5.38%
   For 12 months                                 5.74                   5.55

30-Day Standardized Yield                        4.54                   4.59

Weighted Average Maturity (years)                18.9                   19.4

Weighted Average Effective Duration (years)       7.2                    7.3

Weighted Average Quality ***                       A-                     A-

* Dividends earned and reinvested for the periods indicated are annualized and divided by the average daily net asset values per share for the same period.
** All securities purchased in the money fund are rated in the two highest categories (tiers) as established by national rating agencies or, if unrated, are deemed of comparable quality by T. Rowe Price.
***  Based on T. Rowe Price research.


T. Rowe Price Tax-Free Funds
--------------------------------------------------------------------------------

Average Annual Compound Total Return
--------------------------------------------------------------------------------

This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                               Since  Inception
Periods Ended 8/31/98    1 Year     5 Years     10 Years   Inception       Date
--------------------------------------------------------------------------------

Tax-Exempt Money          3.20%       2.99%        3.57%        -        4/8/81

Tax-Free
  Short-Intermediate      5.60        4.56         5.58         -      12/23/83

Tax-Free Insured
  Intermediate Bond       7.56        5.63          -         6.80%    11/30/92

Tax-Free Income           8.87        6.06         7.92         -      10/26/76

Tax-Free High Yield       8.87        6.65         8.60         -        3/1/85

Investment returns represent past performance and will vary. Shares of the bond funds may be worth more or less at redemption than at original purchase. The Money Fund's $1.00 share price is not guaranteed, nor is the fund insured by the U.S. government.

Performance Comparison

These charts show the value of a hypothetical $10,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from each fund's return.

TAX-EXEMPT MONEY FUND
--------------------------------------------------------------------------------

As of 8/31/98

                   Lipper Tax-Exempt
                   Money Market                    Tax-Exempt
                   Funds Average                   Money Fund

8/88               10,000                           10,000
8/89               10,583                           10,588
8/90               11,170                           11,169
8/91               11,696                           11,662
8/92               12,063                           12,010
8/93               12,311                           12,261
8/94               12,558                           12,529
8/95               12,960                           12,939
8/96               13,361                           13,348
8/97               13,766                           13,768
8/98               14,186                           14,208


T. Rowe Price Tax-Free Funds
--------------------------------------------------------------------------------

Performance Comparison

TAX-FREE SHORT-INTERMEDIATE FUND
--------------------------------------------------------------------------------

As of 8/31/98


                     Lehman               Lipper Short-        Tax-Free
                     3-Year               Intermediate         Short-
                     GO Bond              Debt Funds           Intermdiate
                     Index                Average              Fund

8/88                 10,000               10,000               10,000
8/89                 10,667               10,647               10,571
8/90                 11,370               11,318               11,249
8/91                 12,374               12,259               12,079
8/92                 13,461               13,236               12,935
8/93                 14,348               14,215               13,774
8/94                 14,719               14,479               14,073
8/95                 15,725               15,334               14,900
8/96                 16,343               15,905               15,473
8/97                 17,251               16,780               16,298
8/98                 18,246               17,674               17,210


TAX-FREE INSURED INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------
As of 8/31/98

                      Lehman              Lipper              Tax-Free
                      7-Year              Intermediate        Insured
                      Municipal           Municipal Debt      Intermediate
                      Bond Fund           Funds Average       Bond Fund

11/30/92              10,000              10,000              10,000
8/93                  10,883              10,895              11,103
8/94                  11,037              11,016              11,308
8/95                  12,007              11,815              12,212
8/96                  12,475              12,308              12,696
8/97                  13,446              13,201              13,572
8/98                  14,471              14,158              14,599


T. Rowe Price Tax-Free Funds
--------------------------------------------------------------------------------

Performance Comparison

TAX-FREE INCOME FUND
--------------------------------------------------------------------------------

As of 8/31/98

                      Lehman              Lipper General      Tax-Free
                      Municipal           Municipal Debt      Income
                      Bond Index          Funds Average       Fund

8/88                  10,000              10,000              10,000
8/89                  11,099              11,133              10,755
8/90                  11,811              11,664              11,325
8/91                  13,203              13,056              12,606
8/92                  14,678              14,554              14,075
8/93                  16,469              16,362              15,979
8/94                  16,492              16,210              15,852
8/95                  17,953              17,439              17,136
8/96                  18,894              18,300              18,071
8/97                  20,641              19,976              19,693
8/98                  22,426              21,677              21,440


TAX-FREE HIGH YIELD FUND
--------------------------------------------------------------------------------

As of 8/31/98

                      Lehman              High-Yield          Tax-Free
                      Revenue             Municipal Debt      High-Yield
                      Bond Index          Funds Average       Fund

8/88                  10,000              10,000              10,000
8/89                  11,231              11,155              11,068
8/90                  11,972              11,668              11,842
8/91                  13,469              12,812              13,113
8/92                  15,060              14,125              14,614
8/93                  17,023              15,691              16,542
8/94                  16,997              15,798              16,667
8/95                  18,510              17,030              17,966
8/96                  19,590              17,983              19,014
8/97                  21,512              19,751              20,968
8/98                  23,423              21,467              22,827


T. Rowe Price Shareholder Services
--------------------------------------------------------------------------------

Investment Services And Information

     KNOWLEDGEABLE SERVICE REPRESENTATIVES

     By Phone 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

     In Person Available in T. Rowe Price Investor Centers.

     ACCOUNT SERVICES

     Checking Available on most fixed income funds ($500 minimum).

     Automatic Investing From your bank account or paycheck.

     Automatic Withdrawal Scheduled, automatic redemptions.

     Distribution Options Reinvest all, some, or none of your distributions.

     Automated 24-Hour Services Including Tele*Access(registered trademark) and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com

     DISCOUNT BROKERAGE*

     Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over regular commission rates.

     INVESTMENT INFORMATION

     Combined Statement Overview of all your accounts with T. Rowe Price.

     Shareholder Reports Fund managers' reviews of their strategies and results.

     T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

     Performance Update Quarterly review of all T. Rowe Price fund results.

     Insights Educational reports on investment strategies and financial markets.

     Investment Guides Asset Mix Worksheet, College Planning Kit, Diversifying
     Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

     *A division of T. Rowe Price Investment Services, Inc. Member NASD/SIPC.


T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

STOCK FUNDS

Domestic

Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500*
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications**
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons***
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value***
Spectrum Growth
Total Equity Market Index
Value

International/Global

Emerging Markets Stock
European Stock
Global Stock
International Discovery
International Stock
Japan
Latin America
New Asia
Spectrum International

BOND FUNDS

Domestic Taxable

Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free

California Tax-Free Bond
Florida Insured
Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Insured
Intermediate Bond
Tax-Free Short-Intermediate
Virginia Short-Term
Tax-Free Bond
Virginia Tax-Free Bond

International/Global

Emerging Markets Bond
Global Bond!
International Bond

MONEY MARKET FUNDS!!

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free

California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money

BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

T. ROWE PRICE NO-LOAD
VARIABLE ANNUITY

Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

  *  Formerly named Equity Index.
 ** Formerly the closed-end New Age Media Fund. Converted to open-end status on 7/28/97.
***  Closed to new investors.
  !  Formerly named Global Government Bond.
 !! Neither the funds nor their share prices are insured or guaranteed by the U.S. government.

Please call for a prospectus. Read it carefully before investing.

The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.


T. Rowe Price Discount Brokerage
--------------------------------------------------------------------------------

DISCOUNT BROKERAGE

A Division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC

     This low-cost service gives you the opportunity to easily consolidate all your investments with one company. Through T. Rowe price discount brokerage, you can buy and sell individual securities-stocks, bonds, options, and others-as well as mutual funds at considerable commission savings over full-service brokers.* We also provide a wide range of services, including:

     Automated Telephone and Internet Services You can enter trades, access quotes, and review account information 24 hours a day, seven days a week. Any trades executed through these programs provide additional savings on commissions.**

     Investor Information A variety of informative reports, such as our Brokerage Insights series, S&P Market Month newsletter, and select stock reports, can help you better evaluate economic trends and investment opportunities.

     Dividend Reinvestment Service Virtually all stocks held in customer accounts are eligible for this service, free of charge.

* Based on an April 1998 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary by size of order.
** Discount applies to our current commission schedule. All trades subject to a $35 minimum commission except equity trades placed through Internet-Trader, which are subject to a $29.95 minimum commission.


For yield, price, last transaction,
current balance, or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access(registered trademark):
1-800-638-2587 toll free

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500 Baltimore area

To open a Discount Brokerage
account or obtain information,
call: 1-800-638-5660 toll free

Internet address:
www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Tax-Free Funds.

Investor Centers:

101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607

Invest With Confidence(registered trademark)

T. Rowe Price Investment Services, Inc., Distributor.        C03-051  8/31/98